UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report July 22, 1999


                      COMMERCIAL MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


      Missouri                      333-60749                  43-1681393
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification)


       210 West 10th Street, 6th Floor, Kansas City Missouri     64105
              (Address of principal executive offices)         (zip code)


        Registrant's telephone number, including area code: 816-435-5000


                             ----------------------

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1 Computational Materials for Commercial Mortgage Pass-Through Certificates Series 1999-C1 (filed in paper pursuant to Rule 311(i) of Regulation S-T).




                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               COMMERCIAL MORTGAGE ACCEPTANCE CORP.

                               By: /s/ Leon E. Bergman
                                   ___________________________________

                               Name: Leon E. Bergman
                                     _________________________________

                               Title: Executive Vice President
                                      ________________________________

Date:   July 22, 1999